SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 22, 2014
___________________

RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Berlin, Germany, September 22, 2014 – Over 160,000 visitors will have the opportunity this week to experience Poma’s “Cabine H2” cabin featuring Vision Systems' “Nuance” SPD-SmartGlass at Innotrans 2014 in Berlin, Germany. This all-weather futuristic cable car is the first to be powered by fuel cells, which converts hydrogen into electricity.

This cabin will be featured at Poma’s booth in hall 2.2/301 from September 23rd to 26th. Innotrans is the largest international trade fair for rail transport technology and is held every two years in Berlin.

Poma selected Research Frontiers licensee Vision Systems’ “Nuance” SPD solution for this cabin. In addition to controlling the level of light and glare coming into the cabin, it also offers many other advantages. This electronically dimmable window (EDW) technology provides unsurpassed thermal insulation: SPD-SmartGlass substantially rejects solar heat from entering through windows. When compared to conventional automotive glass, Mercedes-Benz reported that the use of SPD-SmartGlass significantly reduced the temperature inside a vehicle by up to 18ºF/10ºC. This increases passenger comfort and requires no power in its tinted state, making for a very efficient solution. SPD-Smart technology also provides transparency when a small amount of power is applied to align nanoparticles inside a special film inside the glass.

Joseph M. Harary, President and CEO of Research Frontiers noted: “Visitors to Innotrans will see all types of transportation vehicles that use large amounts of glass to offer visibility and a better connection between the passenger and the outside environment. We are pleased that Poma has featured the efficient and elegant Nuance solution by our licensee Vision Systems at Innotrans 2014 for controlling heat, light and glare inside their vehicles, while providing maximum visibility and connectivity with the outdoor environment.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This press release is also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1       Research Frontiers Press Release dated September 22, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By:	Seth L. Van Voorhees
Title:	CFO and VP, Business Development

Dated: September 23, 2014